Exhibit 99.1

Website Pros Reports Record Fourth Quarter 2005 Financial Results

-	Total Revenue Increases 66% to $11.2 Million

-	Subscription Revenue Increases 65% to $9.5 Million

-	Cash Flow from Operations Increases Significantly to $2.2 Million for the Fourth Quarter

-	Subscribers Rise 2,500 to 51,000

JACKSONVILLE, FL – February 7, 2006 — Website Pros, Inc. (Nasdaq: WSPI), a leading provider of Web services and online marketing for small and medium-sized businesses, today announced results of operations for the quarter ended December 31, 2005.

Financial Results for the Fourth Quarter of 2005

Total revenue for the fourth quarter of 2005 was $11.2 million, an increase of 66% on a year-over-year basis. Revenue growth was driven by an increase in subscribers, an increase in the average subscription revenue per customer, and contribution from the acquisitions of Leads.com and substantially all of the assets of E.B.O.Z. in April 2005. Subscription revenue, for the fourth quarter of 2005, was $9.5 million, an increase of 65% on a year-over-year basis.

David Brown, President and CEO of Website Pros, stated “We closed out 2005 on a very positive note, delivering fourth quarter results that were better than we expected. Thousands of subscribers continue to sign up for our ASP-based Web site design service, and our Leads.com product line is growing in contribution and adding to our overall growth.” Brown continued, “Our leadership position continues to grow as Website Pros is uniquely positioned to meet the needs of the SMB market by providing hosted solutions that are low cost, quick to deploy, easy to maintain and functionally robust.”

For the fourth quarter of 2005, the Company reported net income, determined in accordance with generally accepted accounting principles (GAAP), of $643 thousand, an increase from $483 thousand in the year ago period. Fully diluted GAAP earnings per share were $0.03 for the fourth quarter of 2005, compared to $0.03 in the year ago period. Fully diluted GAAP earnings per share are based on weighted average fully diluted shares of 14.6 million and 5.1 million for the fourth quarter of 2005 and 2004, respectively.

Non-GAAP Financial Results for the Fourth Quarter of 2005

Website Pros reported non-GAAP net income of $1.35 million for the fourth quarter of 2005, as compared to $532 thousand in the year ago period. Non-GAAP diluted net income per share was $0.08 for the fourth quarter of 2005, an increase of $0.03 per share compared to the fourth quarter of 2004.

All per share numbers for non-GAAP net income per share are expressed on a weighted average diluted share basis. Preferred dividends are excluded from non-GAAP net income per share, as all outstanding shares of preferred stock were converted into shares of common stock and all related accrued dividends were eliminated in connection with the Company’s initial public offering, which was completed on November 7, 2005. A reconciliation of GAAP to pro forma results has been provided in the financial statement tables included in the press release. An explanation of these measures is also included below under the heading “Use of Non-GAAP Financial Measures.”

Kevin Carney, CFO of Website Pros, commented, “Our expanding non-GAAP operating margin and growing cash flow are evidence of the scalability inherent in our business model. During the fourth quarter, our non-GAAP operating margin reached a record level of 9%, up from 5% in the year ago period, and represented our 8th consecutive quarter of non-GAAP profitability.”

Other Quarterly Highlights

The Company also had the following other financial and operating highlights for the quarter:

•	The Company added 2,500 net subscribers to its eWorks!XL and Visibility Online services, increasing total subscribers to over 51,000 at the end of the quarter.

•	Revenues from Leads.com grew 16% sequentially and its contribution increased to 20% of overall subscription revenue.

•	Monthly customer turnover was 5.9% as compared to 6.0% in the prior year period.

•	NetObjects Fusion® Version 9 was successfully introduced to the market place.

Use of Non-GAAP Financial Measures

Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Website Pros believes presenting non-GAAP net income attributable to common stockholders and non-GAAP net income (loss) per share attributable to common stockholders is useful to investors, because it describes the operating performance of the Company and helps investors gauge the Company’s ability to generate cash flow, excluding some recurring and non-recurring non-cash charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the Company’s past performance and to plan and forecast performance in future periods. The non-GAAP financial information Website Pros presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

Conference Call Information

Management will host a conference call to discuss the Company’s results and other matters related to the Company’s business on February 7, 2006 at 5:00 p.m. Eastern Standard Time. To participate in the call, investors should dial 800-819-9193 (domestic) or 913-981-4911 (international) ten minutes prior to the scheduled call. A replay of the event will be available through February 14, 2006 at 888-203-1112. The replay passcode is 3183140. A webcast of this conference call will also be available for a year on the “Investor Relations” page of the Company’s Web site, www.websitepros.com.

For more information, including this press release and Website Pros’ Current Report on Form 8-K, any non-GAAP financial measures that may be discussed on the conference call as well as the most directly comparable GAAP financial measures and a reconciliation of the difference between the GAAP and any non-GAAP financial measures discussed on the conference call (other than non-GAAP financial measures discussed and reconciled in this news release), and any other material financial and other statistical information contained in the conference call, please visit the Investor Relations section of Website Pros’ Website at www.websitepros.com.

About Website Pros

Website Pros, Inc. (Nasdaq: WSPI) is a leading provider of comprehensive Web services and products that enable small and medium-sized businesses to establish and maintain an effective Internet presence. We offer our customers a full range of Web services on an affordable subscription basis that include website design and publishing, Internet marketing and advertising, search engine optimization, search engine submission and lead generation. The breadth and flexibility of our products allow us to meet the Web services needs of a business anywhere along their lifecycle, ranging from businesses just establishing their websites to businesses requiring more sophisticated functionality or selling online.

Through a unique combination of proprietary Web publishing and management software, automated workflow processes and specialized workforce development and management techniques, we achieve production efficiencies that enable us to offer sophisticated Web services affordably and effectively to our customers. Our technology automates many aspects of creating, maintaining, enhancing and marketing websites for our over 51,000 business customers. For more information, contact Website Pros. Voice: 904-680-6600. Fax: 904-880-0350. Address: 12735 Gran Bay Parkway West, #200, Jacksonville, FL 32258.

Website: www.websitepros.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements” that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including without limitation, our ability to maintain our existing, and develop new, strategic relationships, the number of our net subscriber additions, our monthly turnover and those risks set forth under the caption “Risk Factors” in Website Pro’s Registration Statement on Form S-1 and the form of the prospectus contained therein, as amended, as filed with the Securities and Exchange Commission. These filings are available on a Website maintained by the Securities and Exchange Commission at http://www.sec.gov. Website Pros does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Contacts:

MEDIA:

Roseann Duran

Website Pros, Inc.

904-680-6976

rduran@websitepros.com

INVESTORS:

Kori Doherty

Integrated Corporate Relations

617-217-2084

kdoherty@icrinc.com

Source:  Website Pros

Website Pros, Inc.

Consolidated Statement of Operations

(in thousands except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Revenue:
Subscription	$9,518	$5,769	$32,574	$19,415
License	1,370	837	3,858	3,425
Professional services	334	166	1,338	562

Total revenue	11,222	6,772	37,770	23,402

Cost of revenue (excluding depreciation and amortization shown separately below):
Subscription	4,220	2,744	15,003	9,890
License	407	181	1,013	719
Professional services	272	196	1,085	620
Stock based compensation (a)	11	6	55	11

Total cost of revenue	4,910	3,127	17,156	11,240

Gross profit	6,312	3,645	20,614	12,162

Operating expenses:
Sales and marketing	2,651	2,006	9,604	6,811
Research and development	534	310	1,756	1,135
General and administrative	1,950	937	6,366	3,076
Stock based compensation (a)	249	43	740	84
Depreciation and amortization	589	94	1,723	400

Total operating expenses	5,973	3,390	20,189	11,506

Income from operations	339	255	425	656

Other income (expense):
Interest, net	304	19	402	59
Other	—	—	—	—

Net income before extraordinary item	643	274	827	715
Extraordinary item	—	209	—	209

Net income	643	483	827	924
Preferred Stock dividends	(137)	(340)	(1,156)	(1,294)

Net income (loss) attributable to common stockholders	$506	$143	$(329)	$(370)

Net income (loss) attributable per common share
Basic	$0.04	$0.05	$(0.05)	$(0.12)

Diluted	$0.03	$0.03	$(0.05)	$(0.12)

Weighted-average number of shares used in per share amounts:
Basic	11,971	2,747	6,222	3,002

Diluted	14,609	5,134	6,222	3,002

(a) Stock based compensation
Subscription (cost of revenue)	$11	$6	$55	$11

Sales and marketing	$13	$16	$127	$35
Research and development	62	13	139	15
General and administration	174	14	474	34

	$249	$43	$740	$84

Website Pros, Inc.

Consolidated Balance Sheets

(in thousands except per share data)

(unaudited)

	December 31, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$55,746	$6,621
Accounts receivable, net	1,941	2,320
Inventories net of reserves	138	178
Prepaid expenses	506	87
Prepaid marketing fees and other current assets	770	740

Total current assets	59,101	9,946

Property and equipment net	1,068	424
Goodwill and other intangible assets	16,105	2,987
Other assets	96	13

Total assets	$76,370	$13,370

Liabilities, convertible redeemable preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$1,300	$452
Accrued expenses	2,391	1,135
Deferred revenue	3,193	2,681
Accrued marketing fees	297	400
Notes payable, current	65	—
Other liabilities	320	352

Total current liabilities	7,566	5,020

Accrued rent space	177	87
Notes payable, long term	241	—
Other long term liabilities	31	—

Total liabilities	8,015	5,107

Convertible redeemable preferred stock:
Series A, $0.001 par value; 6,240,000 shares authorized, 5,904,825 shares issued and outstanding at December 31, 2004; none issued and outstanding at December 31, 2005.	—	17,454

Stockholders equity (deficit)
Common stock, $0.001 par value; 16,640,000 shares authorized, 5,918,007 shares issued, 3,126,610 in treasury and 2,791,397 outstanding at December 31, 2004; 150,000,000 shares authorized, 19,623,808 shares issued, 3,126,610 in treasury and 16,509,602 outstanding at December 31, 2005	20	6
Treasury shares, at cost; 3,126,610 shares at December 31, 2004 and December 31, 2005	(6,372)	(6,372)
Additional paid-in-capital	142,466	66,205
Accumulated deficit	(67,759)	(69,030)

Total stockholders’ equity (deficit)	68,355	(9,191)

Total liabilities, convertible redeemable preferred stock and stockholders’ equity (deficit)	$76,370	$13,370

Website Pros, Inc.

Reconciliation of GAAP to Pro Forma Results

(in thousands)

(unaudited)

Reconciliation of GAAP net income (loss) attributable to common stockholders to non-GAAP pro forma net income

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
GAAP Net income	$643	$483	$827	$924
Amortization of intangibles	446	—	1,229	—
Stock based compensation	260	49	795	95

Non-GAAP pro-forma net income	$1,349	$532	$2,851	$1,019

Reconciliation of GAAP basic net income (loss) per share to non-GAAP pro forma net income per share
GAAP net income (loss) per share attributable to common stockholders
Basic	$0.04	$0.05	$(0.05)	$(0.12)
Amortization of intangibles per share	0.04	—	0.20	—
Stock based compensation per share	0.02	0.02	0.13	0.03
Preferred stock dividends per share	0.01	0.12	0.19	0.43
Preferred stock conversion	(0.02)	(0.13)	(0.22)	(0.22)

Non-GAAP pro-forma net income per share attributable to common stockholders
Basic	$0.09	$0.06	$0.25	$0.12

Reconciliation of GAAP diluted net income (loss) per share to non-GAAP pro forma net income per share
Fully diluted shares
Common stock	11,971	2,747	6,222	3,002
Preferred stock	2,544	5,905	5,328	5,626
Diluted stock options	2,368	2,169	2,242	1,876
Warrants	270	218	251	158

Total	17,153	11,039	14,043	10,662

GAAP net income (loss) per share attributable to common stockholders
Diluted	$0.03	$0.03	$(0.05)	$(0.12)
Amortization of intangibles per share	0.03	—	0.09	—
Stock based compensation per share	0.02	0.00	0.06	0.01
Preferred stock dividends per share	0.01	0.03	0.08	0.12
Preferred stock conversion	(0.01)	(0.01)	0.02	0.09

Non-GAAP pro-forma net income per share attributable to common stockholders
Diluted	$0.08	$0.05	$0.20	$0.10

Reconciliation of GAAP operating income (loss) to non-GAAP pro forma operating income (loss)
GAAP operating income	$339	$255	$425	$656
Amortization of intangibles	446	—	1,229	—
Stock based compensation	260	49	795	95

Non-GAAP proforma operating income	$1,045	$304	$2,449	$751

Reconciliation of GAAP operating margin to non-GAAP pro forma operating margin
GAAP operating margin	3%	4%	1%	3%
Amortization of intangibles	4%	0%	3%	0%
Stock based compensation	2%	1%	2%	0%

Non-GAAP proforma operating margin	9%	5%	6%	3%

Website Pros, Inc.

Consolidated Statement of Cash Flows

(in thousands)

(unaudited)

	Twelve Months Ended December 31,
	2005	2004
Cash flows from operating activities
Net income	$827	$924
Depreciation and amortization	1,723	400
Stock-based compensation expense	795	95
Provision for allowance for doubtful accounts	18	(287)
Non-cash extraordinary gain		(209)
Changes in operating assets and liabilities:
Accounts Receivable	413	(556)
Inventories	40	(95)
Prepaid expenses and other assets	(401)	(34)
Accounts Payable, accrued expenses and other liabilities	334	(269)
Deferred revenue	141	215

Net cash provided by operating activities	3,890	184

Cash flows from investing activities
Business acquisition, net of cash received	382	—
Investment in intangible assets	(3)	(67)
Purchase of property and equipment, net	(425)	(523)

Net cash used in investing activities	(46)	(590)

Cash flows from financing activities
Stock issuance	44,640	—
Stock issuance costs	(2,371)	—
Payment of debt obligations	(26)	—
Payment of Net objects earnout	—	(419)
Proceeds from issuance of preferred stock, net	2,990	6,752
Proceeds from exercise of stock options	48	115
Purchase of treasury stock	—	(5,703)

Net cash provided by financing activities	45,281	745
Net increase in cash and cash equivalents	49,125	339
Cash and cash equivalents, beginning of period	6,621	6,282

Cash and cash equivalents, end of period	$55,746	$6,621